                     [OPTIMUM HEALTH SERVICES LETTERHEAD]


Mr. C. Thomas McMillen
Chairman & Chief Executive Officer
Complete Wellness Centers, Inc.
666 11th Street N.W.
Suite 200
Washington, D.C.  20001


Dear Tom,


This letter when executed by both parties will evidence the agreement ( the "Agreement") Between Optimum Health Services, Inc. ("OHS") and Complete Wellness Centers, Inc. ("CWC") with respect to the operational relationship between the companies following the spin-off of OHS from CWC. The terms of our understanding are as follows:

1) Term: The term (the "Term") of the Agreement shall be for ten (10) years. The Agreement may be terminated by mutual written agreement at any time. Either party may terminate this contract for cause with 30 days notice. Cause shall be defined as a material breach of any term of this agreement.

2) Responsibilities:

      A)    CWC shall provide the following services to OHS:

            1) Financing assistance- assisting in the raising of capital, preparation of public filings, investor relations.

            2) Legal Support- drafting and reviewing of employment agreements, managed care contracts, and other agreements.

            3) Strategy - assisting in the development of operational strategies.

            4) Mergers and acquisitions- assisting in the completion of various merger and acquisition transactions.

            5) Wellness products and services- CWC shall make available to OHS, on a mutually agreed upon discount, the use of its products and services for its networks, including Nutri/Systems, SMOKENDERS, etc., subject to applicable legal limitation(s). OHS has right of first refusal in selling these products to managed care organizations (including HMO's) in their existing geographic markets if CWC is not already selling in that market to such customers.

            6) Miscellaneous- CWC shall make available to OHS, on a cost basis, other goods and services that it shall acquire or develop during the term of the Agreement.

            7) Communication- OHS management shall make every effort to coordinate with CWC" management with respect to the execution of the aforementioned items, including participation in weekly telephone conferences, semiannual strategic conferences, and other meetings as necessary.

      B)    OHS shall provide the following services to CWC:

            1) Credentialing- OHS shall assist in credentialing the CWC affiliated professionals.

            2) Management Information Services ("MIS")- OHS shall assist in the provision of the MIS division for CWC, including hosting the Website, data transfer and storage, technical support, etc. Neither OHS, its subsidiaries nor officers shall be held liable for any losses, financial or other, due to any corporate MIS issues including downtime, disasters, and sabotage. It will be the responsibility of CWC to maintain appropriate property and business loss insurance coverage for the IS systems maintained at any optimum office location.

            3) Corporate compliance- OHS shall assist in providing, through David Sherwin, who shall remain the Chief Corporate Compliance Officer of CWC, overall supervision of CWC's corporate compliance program. Neither OHS its subsidiaries nor officers, including David Sherwin, shall be held liable for any CWC, its affiliates or clinics compliance issues or allegations.

            4) Managed Care expertise- OHS shall assist CWC in the procurement of managed care contracts for its affiliated clinics. Including supervising Mark Michel in the aforementioned task.

            4A)   Managed Care financial modeling.

            5) Managed care contracts- OHS shall provide managed care contracts for eligible CWC clinics (where eligible shall be defined as "meeting the standards of the medical clinics on OHS' network"). OHS shall give priority in a defined geographic area and under contract under the same terms and conditions as other clinics (including price) with the respect to the managed care contracts with eligible CWC affiliated clinics.



            7) Miscellaneous- OHS shall make available to CWC, on a cost basis, other goods and services that it shall acquire or develop during the term of the Agreement.

            8) Communication- CWC's management shall make every effort to coordinate with OHS's management with respect to the execution of the aforementioned items, including participation in weekly telephonic conferences, semiannual strategic conferences, and other meetings as necessary.

      3)    Compensation

            A) CWC shall compensate OHS for services as follows (to be reviewed annually):

                  1) Credentialing- Ninety dollars ($90.00) per M.D. professional credentialed and seventy-five dollars ($75.00) per non-M.D. professional credentialed. Reimbursement is to be made to OHS no later than thirty
                        (30) days after the end of the month in which service is rendered or an invoice is presented.

                  2) MIS- Time and cost of materials based upon the mutually agreed upon budget. (Exhibit A)

                  3) All other items- Ten thousand dollars ($10,000.) per month.

                  4) Expenses- CWC shall reimburse OHS for all mutually agreed upon out of pocket expenses. In addition, CWC shall reimburse OHS for all telephone, mailing, and delivery charges, etc. All reimbursement shall be made to OHS no later than thirty (30) days after the end of the month that service is rendered.

                  5) Warrants - CWC shall grant to OHS 5,000 seven (7) year warrants per year vested at 1,000 warrants per year for five years at the closing bid price of the CWC common stock as reported by the NASDAQ Exchange on the anniversary date of this agreement

            B) OHS shall compensate CWC for services as follows ( to be reviewed annually):

                  1)    All items- Ten thousand dollars ($10,000.) per month.

                  2) Expenses- OHS shall reimburse CWC for all mutually agreed upon out of pocket expenses. In addition, OHS shall reimburse CWC for all telephone, mailing, and delivery charges, etc.

                  3) Warrants - OHS shall grant to CWC 5,000 seven (7) year warrants per year vested at 1,000 warrants per year for five years at the closing bid price of the OHS Common Stock as reported by the exchange on which the stock is traded on the anniversary date of this agreement

      4)    Covenant Not to Compete; Not to Solicit

            A) During the Agreement Term and for the period of six (6) months thereafter, CWC and OHS will not without the prior written permission of the other company in each instance directly or indirectly carry on or participate in a business the same as or similar to or in competition with that conducted or engaged in by the other company or any of its subsidiaries or affiliates. The same as or similar to or in competition with shall be defined as any company engaged in the business of medical integration of chiropractic practices, weight management programs, smoking cessation programs, the provision of practice management services to chiropractic-medically integrated facilities and the provision of integrated delivery system benefits and management services (alternative and traditional providers networks) to payors.

            B) The term "carry on or participate in a business the same as or similar to that conducted or engaged in by either company or any of its subsidiaries or affiliates" shall include directly or indirectly, doing any of the following listed acts, other than carrying on or engaging in activities expressly permitted under this Agreement:

                  (i) carrying on or engaging in any such business as a principal, or solely or jointly with others as a director, officer, agent, employee, consultant, partner, or stockholder or limited partner owning more than five percent (5%) of the stock or equity interests in or securities convertible into more than five (5%) of the stock of or equity interests in any corporation, association or limited partnership; or

                  (ii) as agent or principal carrying on or engaging in any activities or negotiations with respect to the acquisition or disposition of any such business; or


                  (iii) lending credit or money for the purpose of establishing or operating any such business; or

                  (iv) giving advice to any other person, firm, association, corporation, or other entity engaging in any such business, provided such other person, firm, association, corporation or other entity is not a member of any Employee's immediate family; or

                  (v) lending or allowing his name or reputation to be used in any such business.

            C) In the event of a breach or reasonably threatened breach by CWC or OHS of the provisions of this section 4, CWC or OHS shall be entitled to injunctive relief against the other company. Nothing herein shall be constructed as prohibiting the either company from pursuing any other remedies available to CWC or OHS for such breach or threatened breach, including without limitation the recovery of damages from the other company.

            D) During the Term and for a period of six (6) months thereafter, CWC or OHS will not without the prior written permission of the other company in each instance will not solicit, or attempt to solicit and employ any employee of the other company or any of its subsidiaries or affiliates, or commit an act the primary purpose of which is to induce employee of the CWC or OHS or any of its subsidiaries or affiliates to leave such employment or significantly interfere with, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, relating to the business activities between CWC or OHS or any of its subsidiaries or affiliates and their respective prospects.


            E)    The parties hereto consider the restrictions contained in this
                  Section 4 to be reasonable. If, however, such restrictions are found by any court having jurisdiction to be unreasonable because they are (or any of them is) too broad, then such restrictions shall nevertheless remain effective, but shall be considered amended as to protection of business, time or geographic area in whatever manner is considered reasonable by that court and, as so amended, shall be enforced.

            F) The provisions of this Section 4 shall survive the expiration or termination, for any reason, of this Agreement and shall be separately enforceable.

      5) Indemnification- Each party hereto hereby agrees to indemnify, defend and hold the other harmless from and against any and all costs, losses, claims, demands and liabilities, including reasonable attorneys' fees which arise out of or relate to any breach by the other of any of the terms and conditions in the Agreement; any negligent or intentional wrongful act of the other ; any act or omission of the other which constitutes negligence; or any other act not authorized under the terms of the Agreement. If any party or any of its shareholders or affiliates is made a party to litigation or obligation or otherwise incurs any loss or expense as a result of the other's activities unconnected with the other's business hereunder, such parties shall forthwith upon demand, reimburse the other party or such individuals for any all expenses incurred as a result thereof. Each party shall name the other as "additional insured" on their respective E & O policies and each shall provide the other with a Certificate of Insurance evidencing such.

      6) Arbitration- except for any claim based on fraud or seeking injunctive relief, any controversy, dispute or disagreement arising out of or relating to the Agreement or the breach thereof, including without limitation any dispute concerning the scope of this arbitration clause, shall be settled by binding arbitration, which shall be, conducted in the venue which shall be that of the party instituting the arbitration, in accordance with the American Health Lawyer's Association ("AHLA") Alternative Resolution Service Rules of Procedure of Arbitration. The courts, in the venue, shall have exclusive jurisdiction for the entry of judgement upon any award rendered by such arbitration panel. The parties hereto consent to such exclusive jurisdiction and venue.


      If this letter meets with your understanding, please execute below.

      Sincerely,

      /s/ JASON PATCHEN
      --------------------------------
      Jason Patchen
      Chief Executive Officer
      Optimum Health Services, Inc.


      Agreed to and Accepted by:

      /s/ C. THOMAS MCMILLEN
      --------------------------------
      C. Thomas McMillen
      Chairman and Chief Executive Officer
      Complete Wellness Centers, Inc.

                                   EXHIBIT A
                              CWC MIS DEPARTMENT
                                 1998 BUDGET


====================================================================================================================================
                                                                                            MONTH
               CATEGORY OF EXPENSE                      February        March         April          May          June         July
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
1 HARDWARE & SOFTWARE                                     $5,455        $5,455        $5,455        $5,455        $5,455      $5,455
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2 CONSULTING SERVICES                                     $3,182        $3,182        $3,182        $3,182        $3,182      $3,182
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3 MISC (Travel, Training, Seminars & Publications)        $2,727        $2,727        $2,727        $2,727        $2,727      $2,727
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4 OPERATING EXPENSES (RECURRING)
------------------------------------------------------------------------------------------------------------------------------------
    A COMPENSATION                                        $2,917        $5,833        $5,833        $5,833        $5,833      $5,833
------------------------------------------------------------------------------------------------------------------------------------
    B PAYROLL TAXES AND BENEFITS                            $642        $1,283        $1,283        $1,283        $1,283      $1,283
------------------------------------------------------------------------------------------------------------------------------------
    C MIS ALLOCATION                                        $900          $900          $900          $900          $900        $900
------------------------------------------------------------------------------------------------------------------------------------
    D BONUS                                                   $0            $0            $0            $0            $0          $0
====================================================================================================================================
    E TOTAL OPERATING EXPENSES                            $4,458        $8,017        $8,017        $8,017        $8,017      $8,017
====================================================================================================================================
====================================================================================================================================
5 TOTAL EXPENSES                                         $15,822       $19,380       $19,380       $19,380       $19,380     $19,380
====================================================================================================================================
====================================================================================================================================
6 TOTAL EXPENSES - CUMMULATIVE                           $15,822       $35,202       $54,583       $73,963       $93,343    $112,723
====================================================================================================================================
====================================================================================================================================
7 FTE'S                                                      1.0           2.0           2.0           2.0           2.0         2.0
====================================================================================================================================

====================================================================================================================================
                                                                                            MONTH                             TWELVE
                                                                                                                              MONTH
               CATEGORY OF EXPENSE                       August       September      October       November      December      TOTAL
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1 HARDWARE & SOFTWARE                                     $5,455        $5,455        $5,455        $5,455        $5,455     $60,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2 CONSULTING SERVICES                                     $3,182        $3,182        $3,182        $3,182        $3,182     $35,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3 MISC (Travel, Training, Seminars & Publications)        $2,727        $2,727        $2,727        $2,727        $2,727     $30,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4 OPERATING EXPENSES (RECURRING)
------------------------------------------------------------------------------------------------------------------------------------
    A COMPENSATION                                        $5,833        $5,833        $5,833        $5,833        $5,833     $61,250
------------------------------------------------------------------------------------------------------------------------------------
    B PAYROLL TAXES AND BENEFITS                          $1,283        $1,283        $1,283        $1,283        $1,283     $13,475
------------------------------------------------------------------------------------------------------------------------------------
    C MIS ALLOCATION                                        $900          $900          $900          $900          $900      $9,900
------------------------------------------------------------------------------------------------------------------------------------
    D BONUS                                                   $0            $0            $0            $0        $6,000      $6,000
====================================================================================================================================
    E TOTAL OPERATING EXPENSES                            $8,017        $8,017        $8,017        $8,017       $14,017     $90,625
====================================================================================================================================
5 TOTAL EXPENSES                                         $19,380       $19,380       $19,380       $19,380       $25,380    $215,625
====================================================================================================================================
====================================================================================================================================
6 TOTAL EXPENSES - CUMMULATIVE                          $132,104      $151,484      $170,864      $190,245      $215,625
====================================================================================================================================
====================================================================================================================================
7 FTE'S                                                      2.0           2.0           2.0           2.0
====================================================================================================================================

MIS Budget Allocation - Payments are due monthly

Total $215,625.00